Exhibit 24

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that BRIDGE STREET 2013 OFFSHORE, L.P. (the "Company") does hereby make, constitute and appoint each of Jamison Yardley and Crystal Orgill, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.
THIS POWER OF ATTORNEY shall remain in full force and effect until the earlier of (i) April 26, 2024 and (ii) such time that it is revoked in writing by the undersigned; provided that in the event the attorney-in-fact ceases to be an employee of the Company or its affiliates or ceases to perform the function in connection with which he/she was appointed attorney-in-fact prior to such time, this Power of Attorney shall cease to have effect in relation to such attorney-in-fact upon such cessation but shall continue in full force and effect in relation to any remaining attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.
This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.
IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of April 26, 2021.
BRIDGE STREET 2013 OFFSHORE, L.P.
By: BRIDGE STREET OPPORTUNITY ADVISORS, L.L.C.
By: /s/ William Y. Eng
Name: William Y. Eng
Title: Vice President

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that BRIDGE STREET OPPORTUNITY ADVISORS, L.L.C. (the "Company") does hereby make, constitute and appoint each of Yvette Kosic, Jamison Yardley, Jennifer Lee and Jess J. Morrison, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.
THIS POWER OF ATTORNEY shall remain in full force and effect until the earlier of (i) March 15, 2022 and (ii) such time that it is revoked in writing by the undersigned; provided that in the event the attorney-in-fact ceases to be an employee of the Company or its affiliates or ceases to perform the function in connection with which he/she was appointed attorney-in-fact prior to such time, this Power of Attorney shall cease to have effect in relation to such attorney-in-fact upon such cessation but shall continue in full force and effect in relation to any remaining attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.
This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.
IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of March 15, 2019.
BRIDGE STREET OPPORTUNITY ADVISORS, L.L.C.
By: /s/ William Y. Eng
Name: William Y. Eng
Title: Vice President

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that GOLDMAN SACHS & CO. LLC (the "Company") does hereby make, constitute and appoint each of Jamison Yardley, Nathan Burby and Crystal Orgill, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.
THIS POWER OF ATTORNEY shall remain in full force and effect until the earlier of (i) January 1, 2024 and (ii) such time that it is revoked in writing by the Company; provided that in the event the attorney-in-fact ceases to be an employee of the Company or its affiliates or ceases to perform the function in connection with which he/she was appointed attorney-in-fact prior to such time, this Power of Attorney shall cease to have effect in relation to such attorney-in-fact upon such cessation but shall continue in full force and effect in relation to any remaining attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.
This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.
IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of January  7  , 2021.

GOLDMAN SACHS & CO. LLC.

By: /s/ Karen P. Seymour
Name: Karen P. Seymour
Title: Managing Director

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that MBD 2013 HOLDINGS, L.P. (the "Company") does hereby make, constitute and appoint each of Jamison Yardley and Crystal Orgill, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.
THIS POWER OF ATTORNEY shall remain in full force and effect until the earlier of (i) April 26, 2024 and (ii) such time that it is revoked in writing by the undersigned; provided that in the event the attorney-in-fact ceases to be an employee of the Company or its affiliates or ceases to perform the function in connection with which he/she was appointed attorney-in-fact prior to such time, this Power of Attorney shall cease to have effect in relation to such attorney-in-fact upon such cessation but shall continue in full force and effect in relation to any remaining attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.
This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.
IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of April 26, 2021.
MBD 2013 HOLDINGS, L.P.

By: MBD Advisors, LLC
By: /s/ Joseph P. DiSabato
Name: Joseph P. DiSabato
Title: Vice President

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that BRIDGE STREET 2013, L.P. (the "Company") does hereby make, constitute and appoint each of Jamison Yardley and Crystal Orgill, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.
THIS POWER OF ATTORNEY shall remain in full force and effect until the earlier of (i) April 26, 2024 and (ii) such time that it is revoked in writing by the undersigned; provided that in the event the attorney-in-fact ceases to be an employee of the Company or its affiliates or ceases to perform the function in connection with which he/she was appointed attorney-in-fact prior to such time, this Power of Attorney shall cease to have effect in relation to such attorney-in-fact upon such cessation but shall continue in full force and effect in relation to any remaining attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.
This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.
IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of April 26, 2021.
BRIDGE STREET 2013, L.P.
By: BRIDGE STREET OPPORTUNITY ADVISORS, L.L.C.
By: /s/ William Y. Eng
Name: William Y. Eng
Title: Vice President

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that MBD 2013, L.P. (the "Company") does hereby make, constitute and appoint each of Jamison Yardley and Crystal Orgill, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.
THIS POWER OF ATTORNEY shall remain in full force and effect until the earlier of (i) April 26, 2024 and (ii) such time that it is revoked in writing by the undersigned; provided that in the event the attorney-in-fact ceases to be an employee of the Company or its affiliates or ceases to perform the function in connection with which he/she was appointed attorney-in-fact prior to such time, this Power of Attorney shall cease to have effect in relation to such attorney-in-fact upon such cessation but shall continue in full force and effect in relation to any remaining attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.
This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.
IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of April 26, 2021.
MBD 2013, L.P.
By: MBD Advisors, LLC
By: /s/ Joseph P. DiSabato
Name: Joseph P. DiSabato
Title: Vice President

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that BROAD STREET PRINCIPAL INVESTMENTS, L.L.C. (the "Company") does hereby make, constitute and appoint each of Jamison Yardley and Jennifer Lee, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.
THIS POWER OF ATTORNEY shall remain in full force and effect until the earlier of (i) May 17, 2022 and (ii) such time that it is revoked in writing by the undersigned; provided that in the event the attorney-in-fact ceases to be an employee of the Company or its affiliates or ceases to perform the function in connection with which he/she was appointed attorney-in-fact prior to such time, this Power of Attorney shall cease to have effect in relation to such attorney-in-fact upon such cessation but shall continue in full force and effect in relation to any remaining attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.
This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.
IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of May 17, 2019.
BROAD STREET PRINCIPAL INVESTMENTS, L.L.C.
By: /s/ William Y. Eng
Name: William Y. Eng
Title: Vice President

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that THE GOLDMAN SACHS GROUP, INC. (the "Company") does hereby make, constitute and appoint each of Jamison Yardley, Nathan R. Burby and Crystal Orgill, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.
THIS POWER OF ATTORNEY shall remain in full force and effect until the earlier of (i) January 1, 2024 and (ii) such time that it is revoked in writing by the Company; provided that in the event the attorney-in-fact ceases to be an employee of the Company or its affiliates or ceases to perform the function in connection with which he/she was appointed attorney-in-fact prior to such time, this Power of Attorney shall cease to have effect in relation to such attorney-in-fact upon such cessation but shall continue in full force and effect in relation to any remaining attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.
This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.
IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of January 7  , 2021.

THE GOLDMAN SACHS GROUP, INC.
By: /s/ Karen P. Seymour
Name: Karen P. Seymour
Title: Executive Vice President, General Counsel and Secretary

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that BRIDGE STREET 2013 HOLDINGS, L.P. (the "Company") does hereby make, constitute and appoint each of Jamison Yardley and Crystal Orgill, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.
THIS POWER OF ATTORNEY shall remain in full force and effect until the earlier of (i) April 26, 2024 and (ii) such time that it is revoked in writing by the undersigned; provided that in the event the attorney-in-fact ceases to be an employee of the Company or its affiliates or ceases to perform the function in connection with which he/she was appointed attorney-in-fact prior to such time, this Power of Attorney shall cease to have effect in relation to such attorney-in-fact upon such cessation but shall continue in full force and effect in relation to any remaining attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.
This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.
IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of April 26, 2021.
BRIDGE STREET 2013 HOLDINGS, L.P.

By: BRIDGE STREET OPPORTUNITY ADVISORS, L.L.C.

By: /s/ William Y. Eng
Name: William Y. Eng
Title: Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that MBD 2013 OFFSHORE, L.P. (the "Company") does hereby make, constitute and appoint each of Jamison Yardley and Crystal Orgill, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until the earlier of (i) April 26, 2024 and (ii) such time that it is revoked in writing by the undersigned; provided that in the event the attorney-in-fact ceases to be an employee of the Company or its affiliates or ceases to perform the function in connection with which he/she was appointed attorney-in-fact prior to such time, this Power of Attorney shall cease to have effect in relation to such attorney-in-fact upon such cessation but shall continue in full force and effect in relation to any remaining attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.
This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of April 26, 2021.

MBD 2013 OFFSHORE, L.P.

By: MBD Advisors, LLC

By: /s/ Joseph P. DiSabato
Name: Joseph P. DiSabato
Title: Vice President